UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 8, 2024

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8201 E. 34th Cir N Wichita, Kansas	67226
(Address of Principal Executive Offices)	(Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported in a Current Report on Form 8-K filed on February 8, 2024 (the “Signing Form 8-K”), AgEagle Aerial Systems Inc. (the “Company”), entered into (i) an Amendment Agreement, dated as of February 8, 2024 to its Securities Purchase Agreement with Alpha Capital Anstalt (“Alpha”) (the “Series F Amendment Agreement”); and (ii) a Securities Exchange Agreement, dated as of February 8, 2024, with Alpha (the “Exchange Agreement”).

The foregoing descriptions of the Series F Amendment Agreement and Exchange Agreement do not purport to be complete and are qualified in their entirety by references to the Series F Amendment Agreement and Exchange Agreement filed as Exhibits 10.1 and 10.2 to the Signing Form 8-K, respectively, and incorporated by reference herein.

As disclosed in the Signing Form 8-K, the closing of the transactions pursuant to the Exchange Agreement was subject to completion of the closing conditions set forth therein, including, without limitation, the authorization of the Supplemental Listing Application by the NYSE American (“NYSE SLAP”). All closing conditions, including the authorization of the NYSE SLAP were satisfied on February 8, 2024. Pursuant to the terms of the Exchange Agreement, at closing, the Convertible Note (defined in the Signing Form 8-K) was issued to Alpha.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above and in the Signing Form 8-K, on February 8, 2024, the Company issued the Convertible Note, which is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at an initial conversion price of $0.10 per share of Common Stock, subject to adjustment based on the Company’s reverse stock split, and as otherwise described therein.

The foregoing description of the Convertible Note does not purport to be complete and is qualified in its entirety by reference to the Convertible Note, filed as Exhibit 10.3 to the Signing Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ Mark DiSiena
	Name:	Mark DiSiena
	Title:	Chief Financial Officer
Dated: February 9, 2024